UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SCHOLASTIC  CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your vote counts! Scholastic corporation 2022 annual meeting vote by september 20, 2022 11:59 pm et. For shares held in a plan, vote by september 18, 2022 11:59 pm et. Scholastic corporation 557 broadway new york, ny 10012 you invested in scholastic corporation and it's time to vote! You have the right to vote on proposals being presented at the annual meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on september 21, 2022. Get informed before you vote view the notice & proxy statement, annual report online or you can receive a free paper or email copy of the material(s) by requesting prior to September 07, 2022. If you would like to request a copy of the materials) for this and/or future stockholder meetings, you may (1) visit www.proxyvote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. F sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.proxyvote.com control # smartphone users point your camera here and vote without entering a control number vote virtually at the meeting* september 21, 2022 9:00 am edt virtually at: www.virtualshareholdermeeting.com/schl2022 please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items 1. Election of Directors Nominees 02) John L. Davies 01) James w. Barge NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Board Recommends For Prefer to receive an email instead? While voting on www.proxyvote.com, be sure to click “sign up for E-delivery”.